                                                                      Exhibit 99
                        FEDERAL REALTY INVESTMENT TRUST

                            SUPPLEMENTAL INFORMATION
                               DECEMBER 31, 1994

                             TABLE OF CONTENTS

   1.  Debt Summary .....................................................    E-2
   2.  Occupancy
       Percentage Leased.................................................    E-3
       Economic Occupancy................................................    E-4
       Regional Breakdown................................................    E-5
   3.  Leases Signed Analysis
       Comparable and Non-Comparable.....................................    E-6
   4.  Lease Expirations
       Average Rent on Leases Expiring...................................    E-7
       Leases Expiring on Anchor and Small Shops.........................    E-8
   5.  Press Release.....................................................    E-9
   6.  Glossary of Terms.................................................   E-12

                          4800 Hampden Lane, Suite 500
                            Bethesda, Maryland 20814
                                  301/652-3360

FEDERAL REALTY INVESTMENT TRUST
DEBT ANALYSIS (EXCLUDING CAPITAL LEASES)
DECEMBER 31, 1994

                               MATURITY     RATE            BALANCE
                               --------     ----         --------------
                                                         (IN THOUSANDS)
MORTGAGES
  Northeast Plaza............. 01/31/95  LIBOR + 1.0%       $ 22,500
  Barracks Road............... 06/01/98         9.77%         22,086
  Falls Plaza................. 06/01/98         9.77%          4,391
  Old Keene Mill.............. 06/01/98         9.77%          7,199
  West Falls.................. 06/01/98         9.77%          5,039
  Loehmanns Plaza............. 07/21/98         9.75%          6,573
  Federal Plaza............... 03/10/01         8.25%(a)      29,125
  Tysons Station.............. 09/01/01         9.88%          4,368
  Northeast................... 12/31/01 participating          1,500
                                                            --------
  (a) Original mortgage was                                 $102,781
      amended on 4/10/95,                                   ========
      interest rate will be
      8.95% until 3/10/01.

NOTES PAYABLE
  Revolving credit facilities.            LIBOR +.85%       $ 54,745
                                         to LIBOR +1%
  Note issued in connection
   with acquisition of Queen
   Anne Plaza................. 01/23/95         4.00%          1,101
  Note issued in connection
   with acquisition of Federal
   Plaza...................... 07/01/96         8.00%          2,877
  Note issued in connection
   with renovation of Perring
   Plaza...................... 01/31/13        10.00%          2,984
  Other.......................  various       various            176
                                                            --------
                                                            $ 61,883
                                                            ========
5 1/4% CONVERTIBLE SUBORDI-
 NATED DEBENTURES............. 04/30/02        5.250%       $    289
                                                            ========
5 1/4% CONVERTIBLE SUBORDI-
 NATED DEBENTURES............. 01/15/00        5.250%       $ 75,000
                                                            ========
                             Total fixed rate debt......... $161,208     67.18%
                             Total variable rate debt......   78,745     32.82%
                                                            --------
                             Total debt.................... $239,953    100.00%
                                                            ========
                             Weighted average interest
                              rate:
                               Fixed rate debt.............    7.31%
                               Variable....................    5.60%

FEDERAL REALTY INVESTMENT TRUST
PERCENTAGE LEASED ANALYSIS
DECEMBER 31, 1994

   OVERALL OCCUPANCY
  (QUARTER TO QUARTER           DECEMBER 31, 1994               DECEMBER 31, 1993
       ANALYSIS)         ------------------------------- -------------------------------
          TYPE              SIZE      LEASED   OCCUPANCY    SIZE      LEASED   OCCUPANCY
------------------------ ---------- ---------- --------- ---------- ---------- ---------
Shopping Center (square
 feet).................. 11,179,222 10,592,521    95%    10,555,130 10,070,182    95%
Main Street Retail
 (# of buildings).......     1          1        100%
Rollingwood Apartments
 (# of units)...........    282        278        99%       282        268        95%

    OVERALL
   OCCUPANCY
  (ROLLING 12         DECEMBER 31, 1994          SEPTEMBER 30, 1994             JUNE 30, 1994              MARCH 31, 1994
    MONTHS)      --------------------------- --------------------------- --------------------------- --------------------------
                                       OCCU-                       OCCU-                       OCCU-                      OCCU-
      TYPE          SIZE      LEASED   PANCY    SIZE      LEASED   PANCY    SIZE      LEASED   PANCY    SIZE     LEASED   PANCY
---------------- ---------- ---------- ----- ---------- ---------- ----- ---------- ---------- ----- ---------- --------- -----
Shopping Center
 (square feet).. 11,179,222 10,529,521  95%  10,898,289 10,176,605  93%  10,782,397 10,094,769  94%  10,607,520 9,985,667  94%
Main Street Re-
 tail (# of
 buildings).....     1          1      100%
Rollingwood
 Apartments
 (# of units)...    282        278      99%     282        281      99%     282        272      96%     282        263     93%

 SAME CENTER OCCUPANCY
  (QUARTER TO QUARTER          DECEMBER 31, 1994              DECEMBER 31, 1993
       ANALYSIS)         ------------------------------ ------------------------------
          TYPE              SIZE     LEASED   OCCUPANCY    SIZE     LEASED   OCCUPANCY
------------------------ ---------- --------- --------- ---------- --------- ---------
Shopping Center (square
 feet).................. 10,192,241 9,681,163    95%    10,146,426 9,749,141    96%
Main Street Retail
 (# of buildings).......
Rollingwood Apartments
 (# of units)...........    282        278       99%       282        268       95%

  SAME CENTER
   OCCUPANCY
  (ROLLING 12        DECEMBER 31, 1994         SEPTEMBER 30, 1994           JUNE 30, 1994            MARCH 31, 1994
    MONTHS)      -------------------------- ------------------------- ------------------------- -------------------------
                                      OCCU-                     OCCU-                     OCCU-                     OCCU-
      TYPE          SIZE     LEASED   PANCY   SIZE     LEASED   PANCY   SIZE     LEASED   PANCY   SIZE     LEASED   PANCY
---------------- ---------- --------- ----- --------- --------- ----- --------- --------- ----- --------- --------- -----
Shopping Center
 (square feet).. 10,192,241 9,681,163  95%  9,376,238 8,785,042  94%  9,239,218 8,709,989  94%  9,027,971 8,592,822  95%
Main Street Re-
 tail
 (# of build-
 ings)..........
Rollingwood
 Apartments
 (# of units)...    282        278     99%     282       281     99%     282       272     96%     282       263     93%

FEDERAL REALTY INVESTMENT TRUST
ECONOMIC OCCUPANCY ANALYSIS
DECEMBER 31, 1994

                                   DECEMBER 31, 1994               DECEMBER 31, 1993
                            ------------------------------- -------------------------------
OVERALL ECONOMIC OCCUPANCY               LEASES                          LEASES
   (QUARTER TO QUARTER                 GENERATING ECONOMIC             GENERATING ECONOMIC
     ANALYSIS)  TYPE           SIZE      INCOME   OCCUPANCY    SIZE      INCOME   OCCUPANCY
--------------------------  ---------- ---------- --------- ---------- ---------- ---------
Shopping Center (square
 feet) .................    11,179,222 10,213,130    91%    10,555,130 9,788,768     93%
Main Street Retail (# of
 buildings).............             1          1   100%
Rollingwood Apartments
 (# of units)...........           282        272    96%           282       265     94%

                        DECEMBER 31, 1994              SEPTEMBER 30, 1994                 JUNE 30, 1994
                 ------------------------------- ------------------------------- -------------------------------
    OVERALL
    ECONOMIC
   OCCUPANCY
  (ROLLING 12                 LEASES                          LEASES                          LEASES
    MONTHS)                 GENERATING ECONOMIC             GENERATING ECONOMIC             GENERATING ECONOMIC
      TYPE          SIZE      INCOME   OCCUPANCY    SIZE      INCOME   OCCUPANCY    SIZE      INCOME   OCCUPANCY
---------------- ---------- ---------- --------- ---------- ---------- --------- ---------- ---------- ---------
Shopping Center
 (square feet).. 11,179,222 10,213,130    91%    10,898,289 9,983,789     92%    10,782,397 9,875,544     92%
Main Street
 Retail
 (# of
 buildings).....          1          1   100%
Rollingwood
 Apartments (#
 of units)......        282        272    96%           282       281     99%           282       272     96%
                         MARCH 31, 1994
                 -------------------------------
    OVERALL
    ECONOMIC
   OCCUPANCY
  (ROLLING 12                 LEASES
    MONTHS)                 GENERATING ECONOMIC
      TYPE          SIZE      INCOME   OCCUPANCY
---------------- ---------- ---------- ---------
Shopping Center
 (square feet).. 10,607,520 9,771,132     92%
Main Street
 Retail
 (# of
 buildings).....
Rollingwood
 Apartments (#
 of units)......        282       263     93%


                                 DECEMBER 31, 1994              DECEMBER 31, 1993
                          ------------------------------- ------------------------------
      SAME CENTER
   ECONOMIC OCCUPANCY                  LEASES                         LEASES
  (QUARTER TO QUARTER                GENERATING ECONOMIC            GENERATING ECONOMIC
    ANALYSIS)  TYPE          SIZE      INCOME   OCCUPANCY   SIZE      INCOME   OCCUPANCY
  -------------------     ---------- ---------- --------- --------- ---------- ---------
Shopping Center (square
 feet) .................  10,192,241 9,472,958     93%    8,785,416 8,223,835     94%
Main Street Retail (# of
 buildings).............
Rollingwood Apartments
 (# of units)...........         282       272     96%          282       265     94%

                        DECEMBER 31, 1994              SEPTEMBER 30, 1994               JUNE 30, 1994
                 ------------------------------- ------------------------------ ------------------------------
  SAME CENTER
    ECONOMIC
   OCCUPANCY
  (ROLLING 12                 LEASES                         LEASES                         LEASES
    MONTHS)                 GENERATING ECONOMIC            GENERATING ECONOMIC            GENERATING ECONOMIC
      TYPE          SIZE      INCOME   OCCUPANCY   SIZE      INCOME   OCCUPANCY   SIZE      INCOME   OCCUPANCY
---------------- ---------- ---------- --------- --------- ---------- --------- --------- ---------- ---------
Shopping Center
 (square feet).. 10,192,241 9,472,958     93%    9,376,238 8,634,248     92%    9,239,218 8,585,442     93%
Main Street
 Retail (# of
 buildings).....
Rollingwood
 Apartments (#
 of units)......        282       272     96%          282       281     99%          282       272     96%
                         MARCH 31, 1994
                 ------------------------------
  SAME CENTER
    ECONOMIC
   OCCUPANCY
  (ROLLING 12                LEASES
    MONTHS)                GENERATING ECONOMIC
      TYPE         SIZE      INCOME   OCCUPANCY
---------------- --------- ---------- ---------
Shopping Center
 (square feet).. 9,027,971 8,400,187     93%
Main Street
 Retail (# of
 buildings).....
Rollingwood
 Apartments (#
 of units)......       282       263     93%

FEDERAL REALTY INVESTMENT TRUST
REGIONAL OCCUPANCY ANALYSIS
DECEMBER 31, 1994

                                                            TOTAL
                                                           SQUARE    OCCUPANCY
      REGION                                               FOOTAGE    12/31/94
      ------                                              --------- ------------
   Washington D.C./Baltimore............................. 3,447,016      95%
   Philadelphia.......................................... 2,040,945      97
   New York/New Jersey................................... 1,976,291      96
   Central Virginia...................................... 1,154,168      94
   Mid-West..............................................   830,456      93
   New England...........................................   400,658      99
   Other................................................. 1,329,688      90

                                                            TOTAL
                                                           SQUARE     OCCUPANCY
      REGION                                               FOOTAGE    12/31/94
      ------                                              --------- ------------
   Washington D.C./Baltimore
     Anchor.............................................. 1,787,806      98%
     Small Shops......................................... 1,659,210      92
   Philadelphia
     Anchor.............................................. 1,184,650     100
     Small Shops.........................................   856,295      92
   New York/New Jersey
     Anchor.............................................. 1,414,171      98
     Small Shops.........................................   562,120      91
   Central Virginia
     Anchor..............................................   537,435      97
     Small Shops.........................................   616,733      92
   Mid-West
     Anchor..............................................   430,715      95
     Small Shops.........................................   399,741      90
   New England
     Anchor..............................................   241,009     100
     Small Shops.........................................   159,649      98
   Other
     Anchor..............................................   695,225      95
     Small Shops.........................................   634,463      82

FEDERAL REALTY INVESTMENT TRUST
LEASING ACTIVITY
DECEMBER 31, 1994

COMPARABLE

                                         AVERAGE PRIOR AVERAGE CURRENT                    PERCENTAGE      TENANT      AVERAGE
                     NUMBER OF   SQUARE    RENT PER       RENT PER        ANNUALIZED       INCREASE     IMPROVEMENT    LEASE
                   LEASES SIGNED  FEET    SQUARE FOOT    SQUARE FOOT   INCREASE IN RENT OVER PRIOR RENT    COSTS    TERM (YEARS)
                   ------------- ------- ------------- --------------- ---------------- --------------- ----------- ------------
 1st Quarter.....        43      150,165      $11.58       $14.93         $  502,255          29%       $1,311,057      4.6
 2nd Quarter.....        57      219,104       12.08        16.05            869,824          33%        3,354,156      5.9
 3rd Quarter.....        62      145,265       16.30        17.55            181,298           8%          854,187      5.1
 4th Quarter.....        93      455,584       10.16        14.04          1,766,764          38%        4,054,759      5.6
                        ---      -------  ----------       ------         ----------          ---       ----------      ---
Total--12 months.       255      970,118      $11.74       $15.16         $3,320,141          29%       $9,574,159      5.3

NON-COMPARABLE

                                          ANNUALIZED                        TENANT          AVERAGE
                    # OF LEASES  SQUARE     CURRENT     AVERAGE RENT     IMPROVEMENT         LEASE
                      SIGNED      FEET       RENT      PER SQUARE FOOT      COSTS        TERM (YEARS)
                   ------------- ------- ------------- --------------- ---------------- ---------------
 1st Quarter.....         1          990  $   15,840       $16.00         $   23,600          2.0
 2nd Quarter.....         7       65,973   1,310,839        19.87            886,853          7.0
 3rd Quarter.....         6       20,812     343,207        16.49             98,715          6.7
 4th Quarter.....        12      124,234   1,320,870        10.63          1,758,070          6.3
                        ---      -------  ----------       ------         ----------          ---
Total--12 months.        26      212,009  $2,990,756       $13.90         $2,767,238          5.5

FEDERAL REALTY INVESTMENT TRUST
LEASES EXPIRING

                                               TOTAL      PERCENT      AVERAGE
                                            SQUARE FEET   OF TOTAL    RENT PER
                                            EXPIRING(1) PORTFOLIO(2) SQUARE FOOT
                                            ----------- ------------ -----------
      1995.................................   596,757        5%        $11.92
      1996.................................   362,227        3%        $16.72
      1997.................................   554,653        5%        $13.92
      1998.................................   442,244        4%        $14.30
      1999.................................   676,155        6%        $11.60

--------
(1) Excludes lease expirations with options
(2) Total square footage December 31, 1994:      11,179,222

FEDERAL REALTY INVESTMENT TRUST
LEASES EXPIRING--ANCHORS AND SMALL SHOPS

                                                      TOTAL SQUARE  PERCENT OF
                                                          FEET         TOTAL
                                                      EXPIRING (1) PORTFOLIO (2)
                                                      ------------ -------------
1995
  Anchor.............................................   168,161             1%
  Small Shop.........................................   428,596             4%
1996
  Anchor.............................................    26,160   less than 1%
  Small Shop.........................................   336,067             3%
1997
  Anchor.............................................   190,712             2%
  Small Shop.........................................   363,941             3%
1998
  Anchor.............................................   167,374             2%
  Small Shop.........................................   274,870             2%
1999
  Anchor.............................................   340,632             3%
  Small Shop.........................................   335,523             3%

--------
(1)Excludes lease expirations with options
(2)Total square footage December 31, 1994:    11,179,222

NEWS                                     FEDERAL REALTY INVESTMENT TRUST
RELEASE                                  4800 Hampden Lane, Suite 500
                                         Bethesda, Maryland 20814 301/652-3360


FOR IMMEDIATE RELEASE                    For further information contact:
NYSE SYMBOL-FRT

                                                Mary Jane Morrow
                                                Sr. Vice President--Finance
                                                (301) 961-9321

                   FEDERAL REALTY INVESTMENT TRUST ANNOUNCES
                             1994 OPERATING RESULTS

Bethesda, Maryland
February 16, 1995

  Federal Realty Investment Trust (NYSE:FRT) reported today that funds from operations for the year ended December 31, 1994 increased 21% to $50.3 million from $41.5 million in 1993. On a per share basis, funds from operations increased 6% to $1.64 per share in 1994 from $1.54 per share in 1993. These operating results include non-recurring charges of $1.0 million or $.03 per share. Excluding these non-recurring items, funds from operations increased 24% to $51.3 million or 8% on a per share basis to $1.67 per share.

  Funds from operations also improved in the fourth quarter of 1994 increasing 20% to $14.3 million or $.45 per share from $11.9 million or $.43 per share in the fourth quarter of 1993.

  A comparison of property operations for the year ended 1994 versus 1993 shows the following:

     Rental income increased 20.9% to $128.1 million in 1994 from $105.9 million in 1993. When adjusted for properties acquired during these years, rental income increased 6.1% to $102.1 million in 1994 from $96.3 million in 1993.

                                     -MORE-

   During 1994, the Trust leased a total 1.2 million square feet. On a same space basis, 970,000 square feet was re-leased at an average increase in rent of 29%. The weighted average rent on these leases was $15.16 per square foot compared to the previous average rent per square foot for the same spaces of $11.74.

   During 1993, the Trust leased a total 1.0 million square feet. On a same space basis, 880,000 square feet was re-leased at an average increase in rent of 19%. The weighted average rent per square foot on these leases was $13.51 per square foot compared to the previous average rent per square foot for the same spaces of $11.35.

   The overall portfolio was 95% leased at both December 31, 1993 and 1994. Shopping centers operating in both periods (excluding properties acquired, or under redevelopment) were 95% leased at year end 1994 versus 96% leased a year ago.

  Commenting on the year, Steven J. Guttman President and Chief Executive Officer stated that we are pleased with our 1994 results. Strong leasing gains and contributions from our recent redevelopment and remerchandising programs produced solid growth throughout our core portfolio. This improved property performance combined with the positive contributions from our recent acquisitions and decreased interest expense, improved overall operating results while positioning the Trust for future growth.

  Federal Realty is an equity real estate investment trust specializing in the ownership, management and redevelopment of prime community and neighborhood shopping centers. The Trust's portfolio currently contains 52 shopping centers containing 11.2 million square feet located principally along the east coast region between the New York Metropolitan area and Richmond, Virginia.

                              FINANCIAL HIGHLIGHTS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                        THREE MONTHS ENDED      YEAR ENDED
                                           DECEMBER 31,        DECEMBER 31,
                                        -------------------  ------------------
                                          1994      1993       1994      1993
                                        --------- ---------  --------  --------
OPERATING RESULTS
Revenues
 Rental income........................  $  33,965 $  28,763  $128,133  $105,948
 Interest.............................        887     1,036     3,933     3,894
 Other income.........................      1,630     1,552     5,698     5,495
                                        --------- ---------  --------  --------
                                           36,482    31,351   137,764   115,337
Expenses
 Rental...............................      8,647     7,126    35,830    26,519
 Real estate taxes....................      3,223     2,718    12,097    10,324
 Interest.............................      7,929     8,076    31,462    31,550
 Administrative.......................      2,213     1,389     6,661     4,675
 Other charges........................        297       --      1,055       --
 Depreciation and amortization........      8,065     6,732    29,801    25,375
                                        --------- ---------  --------  --------
                                           30,374    26,041   116,906    98,443
Operating income before investors'
 share of operations and extraordinary
 item.................................      6,108     5,310    20,858    16,894
 Investor's share of operations.......        103      (107)     (392)     (780)
                                        --------- ---------  --------  --------
Income before extraordinary item......      6,211     5,203    20,466    16,114
Extraordinary item
 Net gain on early extinguishment of
  debt................................        --      3,043       --      2,016
                                        --------- ---------  --------  --------
Net income............................  $   6,211 $   8,246  $ 20,466  $ 18,130
                                        ========= =========  ========  ========
Earnings per share
 Income before extraordinary item.....  $     .20 $     .19  $    .67  $    .60
 Net income...........................        .20       .30       .67       .67
Funds from operations
 Net income...........................  $   6,211 $   8,246  $ 20,466  $ 18,130
 Add: depreciation and amortization...      8,065     6,732    29,801    25,375
 Add: extraordinary item..............        --     (3,043)      --     (2,016)
                                        --------- ---------  --------  --------
Funds from operations.................  $  14,276 $  11,935  $ 50,267  $ 41,489
                                        ========= =========  ========  ========
Funds from operations per share.......  $     .45 $     .43  $   1.64  $   1.54
Weighted average shares outstanding...     31,604    27,840    30,679    27,009

                                                                DECEMBER 31,
                                                              -----------------
                                                                1994     1993
                                                              -------- --------
BALANCE SHEET DATA
Assets
 Real estate, at cost........................................ $852,722 $758,088
 Mortgage notes receivable...................................   13,178   13,871
 Cash and investments........................................    7,583   13,643
Total assets.................................................  753,737  690,943
Liabilities and Shareholders' Equity
 Obligations under capital leases............................  132,924  137,308
 Mortgages payable...........................................  102,781   81,237
 Notes payable...............................................   61,883   30,519
5 1/4% Convertible subordinated debentures due 2003..........   75,000   75,000
5 1/4% Convertible subordinated debentures due 2002..........      289   40,167
Shareholders' Equity.........................................  345,155  284,199

                               GLOSSARY OF TERMS

OCCUPANCY: The currently leased portion of a property expressed as a percentage of its total rentable square feet; includes square feet covered by leases for stores not yet opened.

OVERALL OCCUPANCY: Occupancy for the entire portfolio--includes all centers owned in reporting period.

SAME CENTER OCCUPANCY: Occupancy for only those centers owned and operating in the periods being compared. Excludes centers purchased or sold as well as properties under redevelopment.

ECONOMIC OCCUPANCY: The square footage generating rental income expressed as a percentage of its total rentable square feet.

LEASES SIGNED--COMPARABLE: Represents leases signed on spaces for which there was a former tenant.

LEASES SIGNED--NONCOMPARABLE: Represents leases signed on spaces for which there was no previous tenant, i.e. expansion space or space that was previously non-leasable.

LEASES SIGNED--PRIOR RENT: Total rent paid by the previous tenant; includes minimum and percentage rent.

TENANT IMPROVEMENT COSTS: Represents the total dollars committed for the improvement (fit-out) of a space as relates to a specific lease. The amounts shown represent not only the estimated cost to fit-out the tenant space, but may also include base building costs (i.e. expansion, escalators or new entrances) which are required to make the space leasable.